Filed Pursuant to Rule 497
Registration File No. 333-222463

PROCURE ETF TRUST II

Procure Space ETF
(the “Fund”)

Supplement dated November 18, 2019 (“Supplement”)
to the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) dated March 21, 2019

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectuses and SAI.

This Supplement contains new and additional information and should be read in conjunction with the Prospectuses and SAI.

Effective immediately, ICE Data Indices, LLC is the provider of the Fund’s Indicative Intra-Day Value, or IIV. Accordingly, all references in the above-dated Prospectuses and SAI to the Exchange specific to the dissemination of the IIV for the Fund are hereby deleted and are replaced by ICE Data Indices, LLC.

Investors Should Retain This Supplement for Future Reference